NEW ENERGY CORPORATION OF INDIANA


                                                   March 25, 1996

Mr. Douglas Baptist
U.S. Department of Energy
Office of Procurement, Assistance
  and Program Management
1615 M Street, N.W.
Washington, D.C. 20036

              Re: New Energy Company of Indiana Limited Partnership

Dear Doug:

     This Letter Agreement is in furtherance of the discussions held between New Energy Company of Indiana Limited Partnership (the "Partnership") by myself, an officer of New Energy Corporation of Indiana, the General Partner of the Partnership (the "General Partner") and you, as representative of the United States of America, represented by the Secretary of Energy (the "Secretary") following the correspondence to you dated January 31, 1996, in which the Partnership advised the Secretary that the Partnership expected to experience a severe reduction in its cash reserves during the first nine months of 1996 due to the precipitous increase in the price of corn.

     As a result of this increase in corn prices, the Partnership requested that the Secretary agree to a nine month suspension of principal and interest payments on the promissory note in the principal amount of $55,000,000 (the "Note A") given by the Partnership to the Secretary pursuant to the Amended and Restated Loan Restructuring Agreement dated as of December 23, 1991, by and among the Partnership, the General Partner and the Secretary (the "Agreement"). Terms used herein without definition shall have the same meaning as defined in the Agreement.

     If the Secretary agrees, the Partnership and General Partner propose that notwithstanding any provision to the contrary in the Agreement and without further documentation except as provided in this letter (which agreement by the Secretary shall constitute this letter as a "Letter Agreement"):

     1. The obligation of the Partnership to make monthly payments of principal and interest from January 1, 1996 through September 30, 1996 (the "Suspension Period") on Note A pursuant to Section 2.3(a) of the Agreement shall be suspended; provided that the aggregate amount of such Note A principal and

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Mr. Douglas Baptist
March 25,  1996
Page 2

          interest payments is added to the outstanding principal amount of Note B by an endorsement which will be appended to Note B, an executed copy of which is attached to this Letter Agreement. Note B, as so endorsed, remains a legal and valid obligation of the Partnership, with the security for Note B, as so endorsed, unimpaired.

     2.   Effective as of October 1, 1996, the Partnership's obligation under
          Section 2.3(a) of the Agreement shall recommence.

     3. Notwithstanding the provisions of Section 2.3(b) of the Agreement, during the Suspension Period, Note B payments will calculated in accordance with the form of Cash Flow Report attached to this Letter Agreement. Commencing November 1, 1996, payments of principal and interest on Note B, as amended, will be calculated in accordance with the form of Cash Flow Report attached to the Agreement.

     4. During the Suspension Period, the Partnership shall not expend in excess of Fifty Thousand Dollars ($50,000) per month of its accumulated Borrower's Cash Flow without the prior written consent of the Secretary.

     5. The agreement by the Secretary is contingent upon the Partnership obtaining a deferral of the quarterly payments from BDC on the BDC loan to the Partnership for the Suspension Period.

     6. The Partnership and General Partner each hereby confirm that the representations and warranties made by the respective parties in the Agreement remain true and correct as of the date hereof.

     7. The Letter Agreement shall be deemed to be an amendment to the Agreement and, except as other wise proved herein, the Agreement shall continue in full force and effect.

Mr. Douglas Baptist
March 25, 1996
Page 3

     If the Secretary is in agreement with these proposals, please sign below, by original or facsimile signature, to indicate the Secretary's agreement to the foregoing.

                                        NEW ENERGY COMPANY OF INDIANA
                                        LIMITED PARTNERSHIP, an Indiana
                                        Limited Partnership

                                        By its General Partner

                                             NEW ENERGY CORPORATION OF
                                             INDIANA, an Indiana
                                             Corporation

                                             By:   /s/ ANTHONY R. CORSO
                                             Its:  Executive Vice President

                                             NEW ENERGY CORPORATION OF INDIANA,
                                             an Indiana Corporation

                                             By:   /s/ ANTHONY R. CORSO
                                             Its:  Executive Vice President


ACKNOWLEDGED AND AGREED TO:

THE UNITED STATES OF AMERICA, acting
by and through the Secretary of Energy


By:   /s/ DOUGLAS L. BAPTIST
Its:  Contracting Officer

                              ENDORSEMENT TO NOTE B

                                      DATED

                              AS OF MARCH 25, 1996

     Pursuant to that certain Letter Agreement dated as of the date hereof, by and among New Energy Company of Indiana Limited Partnership, an Indiana limited partnership (the "Partnership"), New Energy Corporation of Indiana, an Indiana corporation (the "General Partner"), and the United States of America, acting by and through the Secretary of Energy (the "Secretary"), the Secretary has agreed, commencing January 31, 1996, to a nine month suspension of payments of principal and interest on Note A which was given by the Partnership to the Secretary pursuant to the Amended and Restated Loan Restructuring Agreement dated as of December 23, 1991, by and among the Partnership, the General Partner and the Secretary (the "Agreement") on the condition that, inter alia, the aggregate amount of the suspended Note A principal and interest payments be added to the outstanding principal amount of Note B by way of this endorsement. By its execution and delivery hereof, the Partnership agrees that commencing January 31, 1996 and on the last day of each month thereafter, to and including September 30, 1996, the principal amount of Note B shall be increased by $631,533 and that such additional amounts will be due and payable in accordance with the terms of Note B, as if they were originally provided for therein.

     Terms used herein but not otherwise defined herein shall have the same meaning ascribed to them in the Agreement.

     This Endorsement to Note B shall be deemed to be a contract made under the federal laws of the United States and for all purposes shall be governed by and construed in accordance with the federal laws of the United States.

     IN WITNESS WHEREOF, the Partnership has caused this Endorsement to Note B to be duly executed and delivered by a Responsible Officer of its General Partner thereunto duly authorized as of the 25th day of March, 1996.

                                                NEW ENERGY COMPANY OF INDIANA
                                                LIMITED PARTNERSHIP, an Indiana
                                                  limited partnership

                                                By its General Partner,

                                                  NEW ENERGY CORPORATION OF
                                                  INDIANA, an Indiana
                                                    corporation

                                                  By:   /s/ ANTHONY R. CORSO
                                                  Its:  Executive Vice President

                                                        Attachment to
                                                        Letter Agreement
                                                        Dated _________, 1996

                NEW ENERGY COMPANY OF INDIANA LIMITED PARTNERSHIP
                           CASH FLOW REPORT DURING THE
                      SUSPENSION PERIOD OF JANUARY 1, 1996
                           THROUGH SEPTEMBER 30, 1996

                              AMENDED AND RESTATED
                          LOAN RESTRUCTURING AGREEMENT
                             Dated December 23, 1991

Report #___________      Period Covered:  Month Ended _______________ __, _____
                                          (the "Subject Month")

Part A.    Computation of Cash Flow

Net Income (Loss)

1.   Borrower's net income (net loss) from                         $___________
     operations (including any extraordinary
     income) for the Subject Month (From
     Monthly Income Statement (Unaudited)
     for Month Ended __________, ______,
     Line _____ (Income (loss) from operation))

Additions

2.   Depreciation and amortization expense                   $___________(+)
     for the Subject Month (From Monthly
     Income Statement (Unaudited) for
     Month Ended __________, ______, Line
     _____ (Depreciation))

3.   Other cash receipts received (if any) to                $___________(+)
     the extent not taken into account in
     computing Line A.1 above for the
     Subject Month (From Monthly Income
     Statement (Unaudited) for Month Ended
     __________, ______, Line  _____
     (Other income))

4.   Portion (if any) of Administration Fee                  $___________(+)
     that is accrued but unpaid to the extent taken into account in computing Line
     A.1 above for the Subject Month (From
     Monthly Income Statement (Unaudited)
     for Month Ended __________, ____,
     Line ____ (Other administration expense
     _____ Deferred management fees payable to general partner))

5.   Total Additions (Line A.2 + Line A.3 +                        $___________
     Line A.4)

Cash Flow

6.   Cash Flow for the Subject Month (Line                         $___________
     A.1 + Line A.5)                                               ============

Part B. Computation of Note B Payment Amount and Borrower's
        Cash Flow

Cash Flow

1.    Cash Flow for the Subject Month (Line                        $___________
      A.6)

Deductions

2.    Amount of obligation to fund Working                   $___________(-)
      Capital Account ($2,000,000 minus
      balance in Working Capital Account as
      of the last day of the Subject Month)

3.    Amount of obligation to fund Capital                   $___________(-)
      Expenditure Account ($1,300,000 minus
      balance in Capital Expenditure Account
      as of the last day of the Subject Month)

4.    Total Deductions (Line B.2 + Line B.3)                       $___________

Excess Cash Flow

5.    Excess Cash Flow for the Subject Month                       $___________
      (Line B.1 - Line B.4)

Note B Payment Amount

6.    Payment on Note B of Excess Cash                       $___________
      Flow up to $631,533

7.    Excess Cash Flow for the Subject                             $___________
      Month after initial payment on
      Note B (Line B.6 - Line B.5)

8.    Components of Additional Note B Payment
      Amount for the Subject Month

      (a) Lesser of (i) Excess Cash Flow                     $___________
          (but not less than $0), or (ii)
          $100,000

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      (b) Lesser of (i) Excess Cash Flow -                   $___________
          $100,000 (but not less than $0), or
          (ii) $100,000

      (c) Lesser of (i) Excess Cash Flow -                   $___________
          $200,000 (but not less than $0), or
          (ii) $100,000

      (d) Excess Cash Flow - $300,000 (but                   $___________
          not less than $0)

9.    Note B Payment Amount for the Subject                        $___________
      Month (sum of .90 x Line B.6 (a) + .80 x                     ============
      Line B.6(b) + .70 x Line B.6(c) + .60 x
      Line B. 6 (d))

Borrower's Cash Flow

10.   Borrower's Cash Flow for the Subject                         $___________
      Month (Line B.5 - Line B.7)  (but not                        ============
      less than $0)

Part C.  Computation of Amount of Note B Payment Amount to be
         Deposited in the Special Capital Expenditure Account and
         Amount to be Applied to Note B or Note A for the Subject Month Based on the Special Capital Expenditure Amount for the
         Calendar Year in Which the Subject Month
         Occurs (the "Subject Year")(1)

1.    Special Capital Expenditure Amount for                       $___________
      the Subject Year

2.    Aggregate amount deposited by                                $___________
      Borrower in Special Capital Expenditure
      Account from Borrower's Cash Flow for
      all months in the Subject Year prior to
      the Subject Month

3.    Amount to be deposited in the Special                        $___________
      Capital Expenditure Account from
      Borrower's Cash Flow for the Subject
      Month (lesser of (i) Borrower's Cash
      Flow for the Subject Month (Line B.8),
      (ii) the difference (if positive) of the aggregate amount of Borrower's Cash
      Flow for all months in the Subject Year


- ----------------

     (1) If there is no Special Capital Expenditure Amount for the Subject Year, skip lines C.1 through C.6 and insert the Note B Payment Amount from Line B.7 in Line C.7.

      including the Subject Month - $200,000,
      or (iii) the amount remaining to be
      deposited in the Special Capital
      Expenditure Account in the Subject Year
      prior to Borrower's Cash Flow deposit
      (Line C.1 - Line C.2 - Line C.4)

4.    Aggregate amount deposited by                          $___________
      Borrower in Special Capital Expenditure
      Account from Note B Payment Amounts
      for all months in the Subject Year
      prior to the Subject Month

5.    Amount remaining to be deposited in                          $___________
      the Special Capital Expenditure Account
      in the Subject Year (Line C.1 - Line
      C.2 - Line C.3 - Line C.4)

6.    Amount of Note B Payment Amount to                           $___________
      be deposited in the Special Capital                          ============
      Expenditure Account for the Subject
      Month (lesser of (i) Note B Payment
      Amount for the Subject Month (Line
      B.7), or (ii) amount remaining to be
      deposited in the Special Capital
      Expenditure Account in the Subject
      Year (Line C.5))

7.    Amount of Note B Payment Amount to                           $___________
      be applied to Note B (or, if Note B has                      ============
      been paid in full, to Note A)  (Line B.7 -
      Line C.6)

                                      - 4 -